VANECK FUNDS

(the “Registrant”)

Supplement dated July 26, 2017 to the

Prospectuses and Statements of Additional Information

dated April 10, 2017 (and with regard to the Emerging Markets Fund, Global Hard Assets Fund and
International Investors Gold Fund, as revised on April 11, 2017),

for each series of the above named Registrant

(collectively, the “Funds”)

Effective on or about October 26, 2017 (“Liquidation Date”), the VanEck Money Fund (“Money Fund”) will be liquidated, and all shares will be redeemed with the proceeds paid to the shareholder of record for each account in the Money Fund. Effective August 3, 2017, in anticipation of its liquidation, the Money Fund will be closed to new investors and will not accept additional investments from existing shareholders, except in connection with the reinvestment of any dividend or capital gain distributions. As of the Liquidation Date, all references to the Money Fund in the Prospectuses and Statements of Additional Information of the Funds are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE